UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2025

Zhonghe Brand Yunjigou Technology Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-56423	82-4268982
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Tian’an Science Park, Tower 23, 20th Floor
Panyu District, Guangzhou, PRC	510006
(Address of principal executive offices)	(Zip Code)

+86 15016720830
(Registrant’s telephone number, including area code)

CARRIAGE HOUSE EVENT CENTER, INC
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on which
Title of each class	Trading Symbol(s)	registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2025, the Board of Directors (the “Board”) of Zhonghe Brand Yunjigou Technology Inc. (the “Company,” formally known as Carriage House Event Center, Inc.) approved, by written consent in lieu of a meeting, a proposal to amend the Company’s Articles of Incorporation. On April 4, 2025, the Company received written consent in lieu of a meeting of stockholders from Zhonghe Brand Ltd., a stockholder controlled by the Company’s Chief Executive Officer and Director and the holder of approximately 93.26% of the Company’s then outstanding voting securities, approving the following amendments (the “Amendments”): (i) to increase the number of authorized shares of common stock from 50,000,000 to 1,000,000,000; (ii) to change the name of the Company from Carriage House Event Center, Inc. to Zhonghe Brand Yunjigou Technology Inc. (the “Company Name Change”); and (iii) to update the Company’s principal office address on file to 20th Floor, Building 23, Tian'an Science Park, Panyu District, Guangzhou, P.R. China 511400.

The Company filed Amended and Restated Articles of Incorporation with the Colorado Secretary of State to reflect the Amendments, which became effective on May 12, 2025. The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the complete text of the Amendments, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

In addition, on May 13, 2025, the Board approved and adopted an amendment to the Company’s Bylaws solely to reflect the Company Name Change. The amendment to the Bylaws became effective immediately upon adoption. A copy of the amended and restated Bylaws is filed as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporation
3.2	Amended and Restated Bylaws of Zhonghe Brand Yunjigou Technology Inc.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zhonghe Brand Yunjigou Technology Inc.

	By:	/s/ Lei He
Date: May 15, 2025	Name:	Lei He
	Title:	Chief Executive Officer